                                                                 EXHIBIT 23.3




                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Proxy Statement and Amendment No. 1 to the Registration Statement on Form S-4 of Newnan Holdings, Inc. of our report, dated February 9, 1996, relating to the consolidated financial statements of Southside Financial Group, Inc. and subsidiary, and to the reference to our Firm under the caption "Experts" in the Proxy Statement and Registration Statement.


                                                       MAULDIN & JENKINS, LLC
                                                   /s/ MAULDIN & JENKINS, LLC

Atlanta, Georgia
June 27, 1996